Nesco Holdings, Inc. Appoints New Chief Financial Officer

FORT WAYNE, IN., June 8, 2020 – Nesco Holdings, Inc. (NYSE: NSCO, “Nesco” or the “Company”), a leading provider of specialty rental equipment to the electric utility, telecom and rail infrastructure end-markets, announced today that Joshua A. Boone will be joining Nesco as Chief Financial Officer. He will join Nesco on June 15, 2020.

Mr. Boone joins Nesco as an experienced public company Chief Financial Officer with broad experience in corporate and operational finance, and a track record of building and leading successful finance departments. Prior to joining Nesco, Mr. Boone was Executive Vice President and Chief Financial Officer of Patrick Industries, Inc., a publicly traded major manufacturer and distributor of component and building products for the recreational vehicle, marine, manufactured housing and industrial markets. He has additional experience as Chief Financial Officer for Pretzels, Inc. and served in several leadership positions in finance and accounting at Brunswick Corporation.

“We are extremely pleased to announce the addition of Josh to our senior leadership team,” said Lee Jacobson, Chief Executive Officer of Nesco. “Josh brings significant experience leading the financial, M&A and investor relations functions of a public company, which will be beneficial to Nesco as we execute our plans to expand the fleet and opportunistically seek compelling strategic acquisitions to grow our platform."

Mr. Boone stated, “I’m looking forward to joining Nesco, leading the finance organization and partnering with the senior leadership team and the Board to help propel the Company to the next level and drive long-term shareholder value.”

Mr. Boone will be based out of Nesco’s headquarters in Fort Wayne.

ABOUT NESCO
Nesco is one of the largest providers of specialty equipment, parts, tools, accessories and services to the electric utility transmission and distribution, telecommunications and rail markets in North America. Nesco offers its specialized equipment to a diverse customer base for the maintenance, repair, upgrade and installation of critical infrastructure assets including electric lines, telecommunications networks and rail systems. Nesco's coast-to-coast rental fleet of over 4,600 units includes aerial devices, boom trucks, cranes, digger derricks, pressure drills, stringing gear and hi-rail equipment. For more information, please visit investors.nescospecialty.com.

FORWARD-LOOKING STATEMENTS
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in this press release. This press release is based on certain assumptions that Nesco has made in light of its experience in the industry as well as Nesco’s perceptions of historical trends, current conditions, expected future developments and other factors Nesco believes are appropriate in these circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. Many factors could affect Nesco’s actual performance and results and could cause actual results to differ materially from those expressed in this press release. All forward-looking statements attributable to Nesco or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Important factors, among others, that may affect actual results or outcomes include: the impact of the COVID-19 pandemic on Nesco's business and operations as well as the overall economy; Nesco’s ability to execute on its plans to develop and market new products and the timing of these development programs; Nesco’s estimates of the size of the markets for its solutions; the rate and degree of market acceptance of Nesco’s solutions; the success of other competing technologies that may become available; Nesco’s ability to identify and integrate acquisitions, including Nesco’s ability to integrate its acquisition of Truck Utilities and realize the anticipated benefits thereof; the performance and security of Nesco’s services; potential litigation involving Nesco; and general economic and market conditions impacting demand for Nesco’s services. For a more complete description of these and other possible risks and uncertainties, please refer to Nesco's Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 16, 2020, as updated by Nesco's quarterly reports on Form 10-Q.